UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BIOLASE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

BIOLASE, INC.

4 Cromwell

Irvine, California 92618

Explanatory Note Regarding Revised Proxy Card

BIOLASE, Inc., a Delaware corporation (“BIOLASE”), is making this filing with the Securities and Exchange Commission to file the final proxy card, reflecting an updated mailing address and Internet website for voting, mailed to BIOLASE stockholders of record in connection with BIOLASE’s 2014 annual meeting of stockholders.

BIOLASE, INC. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet voting. Internet voting is available 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m. Eastern Time the day prior to the annual meeting. VOTE BY INTERNET – WWW.CESVOTE.COM Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time the day prior to the annual meeting date. Have your proxy card in hand when you access the website and follow the instructions. OR VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return your proxy card to: BIOLASE, Inc., c/o Corporate Election Services, PO Box 3230, Pittsburgh, PA 15230 to ensure your proxy is received prior to the Annual Meeting. If you vote your proxy by Internet, you do NOT need to mail back your proxy card Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement/Annual Report on Form 10-K are available on the Investors Section of the Biolase website at www.biolase.com. Proposals – Our Board of Directors recommends a vote FOR the director nominees 1, 2, 3, 4 and 5 and proposals 2, 3, 4 and 5. You may choose “FOR” or “WITHHOLD” for up to five of the six nominees listed below. PLEASE ONLY MARK A VOTE WITH RESPECT TO FIVE NOMINEES. Leave the boxes next to one of the nominees blank. If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. 1. To elect five directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. For Withhold For Withhold (1) Paul N. Clark* (4) James R. Talevich* (2) Dr. Frederic H. Moll* (5) Dr. Jonathan T. Lord** (3) Jeffrey M. Nugent* (6) Federico Pignatelli*** * Board Nominees (recommended by our Board of Directors) ** Nominee Proposed by Oracle Partners, L.P. (recommended by our Board of Directors) *** Other Nominee IMPORTANT: If a stockholder chooses “FOR” and/or “WITHHOLD” for more than five of the director nominees listed above, the shares represented by such proxy will be counted as present for purposes of a quorum and will be voted as directed on all matters other than the election of directors, and in the election of directors, “FOR” votes will be counted for up to five of the director nominees; any “WITHHOLD” votes for any director nominees will be treated as if neither “FOR” nor “WITHHOLD” had been marked for such nominees; and if there are more than five “FOR” votes, then none of the votes will be counted in the election of directors. 2. To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. FOR AGAINST ABSTAIN 3. To approve the amendment of our Restated Certificate of Incorporation. FOR AGAINST ABSTAIN 4. To approve the amendment of the 2002 Stock Option Plan. FOR AGAINST ABSTAIN 5. Advisory vote to approve the compensation of our named executive officers. FOR AGAINST ABSTAIN EXCEPT AS DESCRIBED ON THIS PROXY CARD, THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE BOARD NOMINEES AND THE ORACLE NOMINEE AND FOR THE PROPOSALS LISTED ABOVE. Please date this proxy card and sign exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles. Signature Date Title Signature (Joint Owner) Date Title CONTROL NUMBER

BIOLASE, INC. Annual Meeting of Stockholders August 27, 2014 11:00 a.m. Pacific Time This Proxy Is Solicited On Behalf of the Board of Directors of BIOLASE, Inc. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on August 27, 2014 and the Proxy Statement accompanying such Notice, and appoints Jeffrey M. Nugent and Frederick D. Furry and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of BIOLASE, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2014 Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 4 Cromwell, Irvine, CA, 92618, on August 27, 2014, at 11:00 a.m. local time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on this proxy card. By executing this proxy, the undersigned hereby grants the named proxy holders discretionary authority to act upon all other matters incident to the conduct of the meeting or as may properly come before the meeting, or any adjournment thereof. The undersigned hereby ratifies and confirms all that the attorneys and proxies, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting. CONTINUED AND TO BE SIGNED ON THE OTHER SIDE TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE. WHITE PROXY CARD